Other Provisions (Tables)	12 Months Ended
Jun. 30, 2023
Other Provisions1 [Abstract]
Other Provisions

	SA Rand
Figures in million	2023	2022
Provision for silicosis settlement (a)	549	820
Retirement benefit obligation (b)	264	251
Total other provisions	813	1 071
Current portion of other provisions	180	139
Non-current portion of other provisions	633	932
.

Disclosure of Provision for Silicosis Settlement
The following is a reconciliation of the total provision for the silicosis settlement:

	SA Rand
Figures in million	2023	2022
Balance at beginning of year	820	854
Change in estimate[1]	(183)	23
Time value of money and inflation component	67	52
Payments[2]	(155)	(109)
Balance at end of year	549	820
Current portion of silicosis settlement provision	180	139
Non-current portion of silicosis settlement provision	369	681
[1] The change in estimate relates mainly to a change in the assumptions due to the availability of actual exit data and an adjustment to the take-up rate, as well as an increase in the discount rates, which resulted in a decrease of the estimated obligation as at 30 June 2023.
[2] These payments comprise of the administration and benefit contributions to the Tshiamiso Trust.

Disclosure of the Impact of a Reasonable Change in Certain Key Assumptions	The impact of these reasonable possible changes on the assumptions would increase or decrease the provision amount by the following amounts:

	SA Rand
Figures in million	2023	2022
Effect of an increase in the assumption:
Change in benefit take-up rate[1]	81	91
Change in silicosis prevalence[2]	81	91
Change in disease progression rates[3]	61	49
Effect of a decrease in the assumption:
Change in benefit take-up rate[1]	(81)	(91)
Change in silicosis prevalence[2]	(81)	(91)
Change in disease progression rates[3]	(61)	(49)
[1]Change in benefit take-up rate: the take-up rate does not significantly affect the administration fees, but a 10% change results in a proportionate change in the base compensation values.
[2]Change in the silicosis prevalence: the assumptions that will result in a change in the estimated number of cases are either a 10% change in the assumed labour numbers or a 10% change in the disease risk.
[3]Change in disease progression rates: a 10% shorter/longer disease progression period was used, which results in more advanced silicosis cases. This assumption is not applicable to the dependant or TB classes.

Disclosure of Unfunded Obligations and Net Liability of Defined Benefit Plan

	SA Rand
Figures in million	2023	2022
Present value of all unfunded obligations	264	251
Current employees	100	99
Retired employees	164	152

The movement in the retirement benefit obligation is as follows:
Balance at beginning of year	251	247
Contributions paid	(14)	(13)
Other expenses included in staff costs/current service cost	3	4
Finance costs	30	27
Net actuarial gain recognised in other comprehensive income during the year	(6)	(14)
Balance at end of year (non-current)	264	251

The net actuarial gain for 2023 and 2022 is due to the results of the higher real rate of discount assumed and used.

	SA Rand
Figures in million	2023	2022
The net liability of the defined benefit plan is as follows:
Present value of defined benefit obligation	264	251
Fair value of plan assets	—	—
Net liability of defined benefit plan	264	251

Management considered whether a reasonably possible change in any of the key assumptions would have a material impact on the obligation, service cost or finance costs. It was determined that changes would result in an immaterial increase or decrease.

The group expects to contribute approximately R14 million to the benefit plan in 2024. The weighted average duration of the defined benefit obligation is 15.5 years.